Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Lynda L. Regan, Principal Executive Officer of Regan Holding Corp. (the "Company"), hereby certify, to the best of my knowledge, that the Company's amended annual report on Form 10-K/A fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in this amended annual report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ Lynda L. Regan
                                                     -------------------------
                                                     Lynda L. Regan
                                                     October 23, 2002